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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A
                                AMENDMENT NO. 1
                               TO CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                              September 25, 1996



                           FAMILY GOLF CENTERS, INC.
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            (Exact Name of Registrant as Specified in its Charter)

    Delaware                  0-25098                    11-3223246
 ----------------         ------------------            ----------------
(State or other           (Commission File              (IRS Employer
 jurisdiction of           Number)                       Identification
 incorporation)                                          No.)

                             225 Broadhollow Road
                           Melville, New York 11747
                  ------------------------------------------
                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (516) 694-1666




           ---------------------------------------------------------
                (Former Address, if changed since last report)



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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     By Current Report on Form 8-K, dated October 9, 1996 (the "Original Form 8-K"), Family Golf Centers, Inc. (the "Company") reported the completion of its acquisitions of Privatization Plus, Inc. and certain assets of Tri-Town Sports, Inc., Colbert Ballard Golf Learning Centers, Inc., KKL Golf Partnership, USA Golf Centers, Ltd. #2 and Swingmaster Golf at Centennial, L.P. At the time of the filing of the Original Form 8-K with the Securities and Exchange Commission it was impractical to file the financial statements of the businesses acquired as required by Item 7(a) of Form 8-K and the pro forma financial information as required by Item 7(b) of Form 8-K. The financial information required by Item 7 of Form 8-K is now available. Accordingly, Item 7 is supplemented by the addition of the following:

     (a) Financial Statements of Businesses Acquired.

     In accordance with Item 7(a)(4) of Form 8-K, attached hereto as Exhibits 1 through 5 are the financial statements of Privatization Plus, Inc., Tri-Town Sports, Inc., KKL Golf Partnership, USA Golf Centers, Ltd. #2 and Swingmaster Golf at Centennial, L.P. prepared pursuant to Regulation S-X. The financial statements of Colbert Ballard Golf Learning Centers, Inc. are not included since they are not required pursuant to Item 310(c) of Regulation S-B.

     (b) Pro Forma Financial Information.

     In accordance with Item 7(b)(2) of Form 8-K, attached hereto as Exhibit 6 are the pro form financial statements required by Article 11 of Regulation S-X.

     (c) Exhibits.

     1. Audited Financial Statements of Privatization Plus, Inc. for the year ended December 31, 1995.

     2. Audited Financial Statements of Tri-Town Sports, Inc. for the year ended December 31, 1995.

     3. Audited Financial Statements of KKL Golf Partnership for the year ended December 31, 1995.

     4. Audited Financial Statements of USA Golf Centers, Ltd. #2 for the year ended December 31, 1995.

     5. Audited Financial Statements of Swingmaster Golf at Centennial, L.P. for the year ended December 31, 1995.

     6. Unaudited pro forma condensed statements of operations of the Company and its subsidiaries for the year ended December 31, 1995 and for the nine months ended September 30, 1996.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   December 6, 1996

                             FAMILY GOLF CENTERS, INC.



                             By: /s/ Dominic Chang
                                ----------------------------
                                     Dominic Chang,
                                     President and Chief Executive Officer









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                               INDEX TO EXHIBITS

         Exhibit                                                  Page Number
         -------                                                  -----------


1.       Audited Financial Statements of Privatization Plus, Inc.
         for the year ended December 31, 1995.

2.       Audited Financial Statements of Tri-Town Sports, Inc.
         for the year ended December 31, 1995.

3. Audited Financial Statements of KKL Golf Partnership for the year ended December 31, 1995.

4.       Audited Financial Statements of USA Golf Centers, Ltd.
         #2 for the year ended December 31, 1995.

5.       Audited Financial Statements of Swingmaster Golf at
         Centennial, L.P. for the year ended December 31, 1995.

6. Unaudited pro forma condensed statements of operations of the Company and its subsidiaries for the year ended
         December 31, 1995 and for the nine months ended
         September 30, 1996.